Q1 2021 Earnings Call February 12, 2021

Forward-Looking Statements The statements in this presentation by RGC Resources, Inc. (the "Company") that are not historical facts constitute “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the Company's expectations regarding earnings per share, EBITDA, future expansion opportunities, natural gas reserves and potential discoverable natural gas reserves, technological advances in natural gas production, comparison of natural gas consumption and natural gas production, cost of natural gas, including relativity to other fuel sources, demand for natural gas, possibility of system expansion, general potential for customer growth, relationship of Company with primary regulator, future capital expenditures, current and future economic growth, estimated completion dates for Mountain Valley Pipeline ("MVP") and MVP Southgate milestones, potential of MVP to provide additional source of natural gas, additional capacity to meet future demands, increased capital spending and area expansion opportunity, potential new customers and rate growth in potential expansion area. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results may differ materially from those expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, financial challenges affecting expected earnings per share and EBITDA, technical, political or regulatory issues with natural gas exploration, production or transportation, impact of increased natural gas demand on natural gas price, relative cost of alternative fuel sources, lower demand for natural gas, regulatory, legal, technical, political or economic issues frustrating system or area expansion, regulatory, legal, technical, political or economic issues that may affect MVP, delay in completion of MVP, increase in cost to complete MVP, including by an increase in cost of raw materials or labor to due economic factors or regulatory issues such as tariffs, economic challenges that may affect the service area generally and customer growth or demand and deterioration of relationship with primary regulator, and those risk factors described in the Company’s most recent Annual Report on Form 10-K and, if applicable, Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, which is available at www.sec.gov and on the Company’s website at www.rgcresources.com. Additionally, the COVID-19 pandemic creates significant economic uncertainty for the foreseeable future. The statements made in this presentation are based on information available to the Company as of the date on the cover of this presentation and the Company undertakes no obligation to update any of the forward-looking statements after the date of this presentation. 1

Agenda  Operational and Financial Highlights  2021 Outlook  Questions 2

Customer Growth  62,600 total customers 3  1.6 miles main  170 services

- 200 400 600 800 1,000 1,200 1,400 Residential Commercial Industrial T h o u sa n d s Volumes Delivered (DTH) Q1 2020 Q1 2021 Q1 Gas Volumes 4 2021 vs 2020 Total Volumes (8)% Commercial and Industrial Volumes (6)% HDD (Unofficial) (13)%

5 SAVE Rider $2.2 Customer Growth & System Expansion $1.8 Other Capital $1.3 Q1 2020 Q1 2021 $0.5 $1.5 $2.5 $3.5 $4.5 $5.5 $6.5 Total Capital Expenditures M il li o n s $0.5 million or 9% decrease Roanoke Gas Fiscal CapEx

Earnings Per Share Fiscal Q1 ended December 31: 2020 2019 Basic: $0.58 $0.50 Diluted: $0.58 $0.49 6 Environmental Social Governance www.rgcresources.com/ESG

Consolidated Financial Results 7

8  Capital  MVP  EPS 2021 Outlook

9 Roanoke Gas CapEx 43% 33% 24% Roanoke Gas Fiscal 2021 Capital Forecast SAVE Infrastructure Rider $ 9.1 Customer Growth & System Expansion 6.9 Utility Maintenance and LNG Upgrades 5.1 Total $21.1

10  Project 92% complete  $60 to $62 million projected cash investment  Target late calendar 2021 Update $17 $21 $8 $15 $0 $10 $20 $30 Thru 2018 Actual 2019 Actual 2020 Actual Forecast to Complete ($ m m ) Fiscal Year RGC Midstream Cash Investment Workers for the Mountain Valley Pipeline weld together sections of pipe near Lindside, WV. (Jenny Harnish/The Register-Herald) $- $20 $40 $60 2016 2017 2018 2019 2020 2021 MVP Investment Cash Investment AFUDC MVP Investment (cumulative) ($mm)

EPS Analysis 11 $0.90 $0.93 $1.01 $1.08 $0.05 $0.15 $0.29 $0.95 $1.08 $1.30 $1.12 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 2018 Actual 2019 Actual 2020 Actual 2021 Forecast EPS (net Midstream) Midstream EPS Range Implied Dividend Payout Ratio: 66.1% 68.5%